UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 18, 2006

REIT AMERICAS, INC.
(Exact name of registrant as specified in its charter)

Maryland	33-11836	86-0576027
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2960 N. Swan Rd., Suite 300, Tucson, AZ 85712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (520) 326-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2006, REIT Americas, Inc. (the “Company”) signed a Securities Purchase Agreement (the “Agreement”) pursuant to which the Company agreed to issue shares of its common stock to the following persons: (i) 1,665,800 shares, in the aggregate, to its former and current directors: D. Markham, G. Hunter, M. Cozza, J. Marshall, J. Nelson, M. Schmidt, J. Woldorf, C. Trefzger and J. Kylstad as compensation for their services as directors (the issuance of shares to the above individuals was reported in a current report in a current report on Form 8-K/A (Amendment No. 1) dated June 3, 2006); (ii) 855,000 shares, in the aggregate, to persons who provided services to the Company, including, but not limited to, J. Sellers in lieu of accrued but unpaid fees (the issuance of shares to these individuals was also reported in the current report on Form 8-K/A (Amendment No. 1) dated June 3, 2006); (iii) 250,000 shares of common stock to L. Dunning in lieu of the payment owed to him; and (iii) 63,950 shares, in the aggregate, to Messrs. Littler, Lerch and DePrima, and Semple & Cooper, LLP in lieu of accrued but unpaid fees for services rendered to the Company.

The following is a summary of the material provisions of the Agreement. This summary is qualified in its entirety by reference to the Agreement, which is incorporated by reference in its entirety hereto and the form of which is attached to this Form 8-K as Exhibit 10.1.

Pursuant to the Agreement, the Company agreed to issue and deliver to the foregoing persons shares of its common stock as described above. The Agreement contains various representations and warranties by the Company and the foregoing persons, customary for this type of transaction.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 18, 2006, the Board of Directors approved the issuance of shares of common stock of the Company to the following persons: (i) 150,000 shares to Mr. Dunning in lieu of the payment owed to Mr. Dunning, in addition to the issuance of 100,000 shares to Mr. Dunning that was reported in a current report on Form 8-K/A (Amendment No. 1) dated June 3, 2006; (ii) 63,950 shares, in the aggregate, to Messrs. Littler, Lerch and DePrima, and Semple & Cooper, LLP for services rendered to the Company in lieu of accrued but unpaid fees.

The Company offered and sold all of the foregoing shares of its common stock in a private placement to “accredited investors”, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), without general solicitation or general advertising, and, as a result, the Company relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Form of the Securities Purchase Agreement dated August 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2006

REIT AMERICAS, INC.

By:	/s/ F. Dale Markham

Name:	F. Dale Markham
Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of the Securities Purchase Agreement dated August 23, 2006